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                                                                      Exhibit 10

                                                               February 13, 1996

Mr. Robert A. Carlson
President
NAI Technologies, Inc.
2405 Trade Centre Avenue
Longmont, Colorado  80503

Dear Mr. Carlson:

         This note will serve as my agreement to resign as a director of NAI Technologies as of the date of closing of the Commonwealth financing.

                                   Sincerely,

                                   John M. May

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